Exhibit 99.2

INVESTOR PRESENTATION November 2021 Nasdaq: LTRY

DISCLAIMER RIDER

This investor presentation (the "presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debtor other financial instruments of Lottery.com Inc ("Lottery.com" or the "Company") or any of its respective affiliates.

Forward-looking statements

This presentation contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of present or historical fact included in this press release, regarding the company's future financial performance, as well as the company's strategy, future operations, revenue guidance, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Lottery.com disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Lottery.com cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lottery.com. In addition, Lottery.com cautions you that the forward-looking statements contained in this presentation are subject to the following factors: (i) the outcome of any legal proceedings that may be instituted against Lottery.com; (ii) Lottery.com's ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com's accounting staffing levels; (iii) the effects of competition on Lottery.com's future business; (iv) risks related to Lottery.com's dependence on its intellectual property and the risk that Lottery.com's technology could have undetected defects or errors; (v) changes in applicable laws or regulations; (vi) risks related to the COVID-19 pandemic and its effect directly on Lottery.com and the economy generally; (vii) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (viii) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors; (ix) the ability of Lottery.com to achieve its strategic and growth objectives as stated or at all; and (x) those factors discussed in the proxy statement/prospectus included in the Company's registration statement on Form S-4 (File no. 333-257734) filed by Lottery.com with the SEC under the heading "Risk Factors" and the other documents filed, or to be filed, by Lottery.com with the SEC. Should one or more of the risks or uncertainties described in this presentation materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Lottery.com has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC's website at www.sec.gov.

Use of Projections

This presentation contains financial forecasts. The Company's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data

In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings. Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities.

Lottery.com

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3 KEY INVESTMENT HIGHLIGHTS 1 2 4 3 5 Large Global Market Opportunity $398 BILLION 2020 GLOBAL TAM (1) Foremost Brand Name and Premier Provider of Global Lottery Data 13.0 MILLION UNIQUE VISITORS LTM 9/30/21 Strong User Economics $47.0 MILLION YTD Q3 2021 REVENUE INCREASE OF $42.8M YOY Strong Revenue Growth $73 & $93 U.S / INT’L CUSTOMER LIFETIME VALUE (2) Focus on Profitability $31.1 MILLION (1) Source: Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (2) Excludes user purchase through B2B affiliates or API partners; calculated as the avg. annual new user gross profit divide d b y the churn rate YTD Q3 2021 GROSS PROFIT INCREASE OF $28.7M YOY

4 CONSUMER SHIFT TO CONVENIENCE IS INEVITABLE OLD MODEL NEW MODEL It has been proven time - and - time again that consumers choose convenience, no matter the industry.

5 DIGITAL TRANSFORMATION IS COMING (1) Source: American Gaming Association: COMMERCIAL GAMING REVENUE TRACKER | State - by - state September and October handle and percent age online: USBets.com: https://www.usbets.com/october - 2020 - record - sports - betting - numbers/ (2) Source: https://www.phocuswire.com/Consumer - booking - patterns - hotel - distribution. Representative of 2018Y. (3) Source: https://www.travelweekly.com/Travel - News/Hotel - News/Hotels - direct - bookings - making - up - ground - on - OTAs. Representative of 2018Y (4) Source: Technavio: Lottery Market in US by Type and Platform - Forecast and Analysis 2020 - 2024 With only 7% of the U.S. lottery market currently online, Lottery.com is poised to capitalize on the impending digital transformation Online Ticket Agents comprise 51% of bookings (3) (1)

6 GROWING TOTAL ADDRESSABLE MARKET (“TAM”) Note: Market sizes reflect the gross lottery ticket transaction value (1) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (2) 2025 TAM was calculated using 2024 TAM of $587B and 2023 - 24 growth rate of 11.1%, according to Technavio Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (3) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 $21.4B ONLINE LOTTERY $44.6B ONLINE LOTTERY 104% 2020 - 2025E ONLINE LOTTERY GROWTH Global lottery market projected to increase by $254B during the next 5 years. As an early entrant in the market, Lottery.com is poised to capitalize on growth of online lotteries. (1) (3) (2) (3)

7 NOTE: All Sources for data can be found in APPENDIX, COMPARING MARKET OPPORTUNITY SOURCE DATA $290B MARKET CAP $4B MARKET CAP $53B MARKET CAP $17B MARKET CAP $39B MARKET CAP $303B MARKET CAP $700M MARKET CAP $121B MARKET CAP 35% MARKET SHARE 28% MARKET SHARE 25% MARKET SHARE 27% MARKET SHARE 12% MARKET SHARE 6% MARKET SHARE .02% MARKET SHARE 50% MARKET SHARE COMPARING MARKET OPPORTUNITY

8 LOTTERY.COM’S DELIVERY MODEL Purchase • User purchases game from Lottery.com app or website • Lottery.com prints lottery game on user’s behalf • User receives digitized version of lottery game Safekeeping • Lottery.com securely safeguards all physical lottery games • No risk of losing, destroying or defacing winning lottery game • All transactions are registered using blockchain technology Collect Winnings • Users automatically notified of winning lottery games • Winnings are quickly deposited directly into digital wallets with no need to collect winning physical lottery ticket 1 • Proceeds can be used to purchase additional lottery games or withdrawn HOW IT WORKS LOTTERY.COM MODEL VS. OTHER iLOTTERY MODELS Other iLottery Models Can enter new state without act of state legislature Does not require significant investment from state lottery commission Anticipated to allow users to play multiple games in addition to lottery Ability for users to play games when traveling out of home state Lottery.com provides states with a high - potential, low - risk platform to increase sales and improve customer convenience x x x x Security (1) To maximum of federal threshold of $600; above that amount, Lottery.com assists user with collection

DIVERSE SUITE OF HIGH MARGIN PRODUCTS

B2C

DOMESTIC LOTTERY
- Selling official U.S. lottery games (draw games and scratchers) with a service fee

CHARITABLE SWEEPSTAKES
- Players donate to qualified causes and get entered to win luxury prizes and once-in-a-lifetime experiences

B2B: PARTNERS

DOMESTIC PARTNERS
- A robust API platform enables partners to sell official U.S. lottery tickets using our operations to fulfill the order
- Partners provide their payment processing
- Service fee is applied to each transaction

GROSS MARGINS[(1)]

17% - 33%

B2C

INTERNATIONAL LOTTERY
- Selling official U.S. lottery games (draw games and instant win) to users internationally with each ticket containing a markup

B2B: PARTNERSHIPS

INTERNATIONAL PARTNERS
- A robust API platform enables partners to sell official U.S. lottery tickets using our operations to fulfill the order
- Partners provide their payment processing
- Markup is applied to each ticket

GROSS MARGINS[(1)]

34% - 54%

B2C

INTERNATIONAL GAMES
- Lottery.com is developing its own designed and managed lottery games (draw and instant win) on the blockchain

SUBSCRIPTIONS
- Developing subscriber exclusive lottery pools, lottery prediction data, and other premium features

DATA SALES

DATA SALES
- Premier provider of global lottery data to over 200 digital publishers including Google, Amazon, and USA Today
- Charged as a subscription fee for data access and on a per record fee for certain datasets

GROSS MARGINS[(1)]

75% - 95%

(1) All margins estimated on end of year 2023 projections

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10 STRONG DISTRIBUTION ECOSYSTEM AFFILIATE PROGRAM • An open affiliate program allows traffic to Lottery.com's properties for a split on any proceeds those users generate for a limited time • Lottery.com has access to over 250+ Million users a month with its current affiliate partners API PROGRAM • Through a robust API offering, Lottery.com allows for partners to leverage their licenses and operating capacity to sell lottery tickets through their existing platforms • Lottery.com has access to over 420,000 Points of Sale and access to over 22 countries with their current partners DATA SERVICES • As the premier provider of global lottery data, Lottery.com is the default lottery data provider for various services across a long list of partners • 200 digital publishers including Google, Amazon, and USA Today

LOTTERY.COM'S UNITED STATES EXPANSION


WA
OR
CA
CO
TX
MN
MI
OH
PA
GA
NH
DC
ND
IA
KS
AR
NC
FL
NY
VT
NJ
CURRENT STATES
NEAR TERM EXPANSION
FUTURE EXPANSION
CURRENTLY DOES NOT HAVE A STATE LOTTERY

CURRENT STATES

2016 - 2019
- NH, TX, MN, OR

2020
- CA, CO, DC, GA, MI, PA, WA

2021
- OH

NEAR TERM LAUNCH PLAN

Q4 2021
- AR, FL, IA, KS, NC, ND, VT

2022
- NY, NJ

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LOTTERY.COM EXECUTES INTERNATIONAL GROWTH STRATEGY

aganar .com

- Sells Pronosticos National Lottery draw games, instant win, and other online games in Mexico
- Anticipated to integrate sports betting into platform
- Anticipated to launch sales of Sorteos Tec draw games

aganar.com

283,000

REGISTERED ONLINE PLAYERS(5)

JUEGA LOTTO .COM

- The only company licensed by Mexican Federal government to sell international lottery games in Mexico
- Also licensed to sell international lottery games throughout Latin America
- Significant gross margins on international lottery ticket sales

juegalotto.com

138,000

REGISTERED ONLINE PLAYERS(5)

CENTRAL AND SOUTH AMERICA

The acquisitions of Aganar and Juega Lotto (1) are among the first of many strategic acquisitions expected to expand Lottery.com's distribution, games, and user base. These acquisitions allow Lottery.com to expand in the fast-growing online gaming market in Latin America.

LATIN AMERICA

26 COUNTRIES

652 MILLION POPULATION(2)

$1.1 BILLION TAM - MEXICO(3)

$9.8 BILLION TAM - CENTRAL & SOUTH AMERICA(4)



- Utilize Lottery.com and Sports.com domain value to generate traffic to local subsidiaries
- Cross-sell US and other sovereign lotteries

(1) Acquired 80% of the equity in Aganar and Juega Lotto on June 30, 2021
(2) Source: The World Bank
(3) https://www.statista.com/statistics/1200292/leading-gambling-companies-mexico/
(4) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020-2024
(5) As of August 24, 2021

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13 LOW ACQUISITION COST WITH HIGH RETENTION AND RETURN Note – All data excludes user purchases through B2B affiliates or API partners (1) Average from digital advertising cost per new customer in 2020 and YTD 2021 through Q3 (2) Average gross profit per customer for 12 months ended 9/30/2021 (3) Average churn rate for 12 months ended 9/30/2021 U.S. LOTTERY.COM PLAYERS ($4) Customer Acquisition Cost (1) $24 Avg. Annual New User Profit (2) } 31% Churn Rate (3) } } ($4) $32 Avg. Annual New User Profit (2) } 34% Churn Rate (3) } } INTERNATIONAL LOTTERY.COM PLAYERS ACQUIRED LOTTERY.COM PLAYERS ARE THEN INTRODUCED TO HIGHER MARGIN PRODUCTS $77 Customer Lifetime Value $93 Customer Lifetime Value Customer Acquisition Cost (1)

14 INNOVATORS IN BLOCKCHAIN (1) Pro rata amongst all token holders • Building a next - gen blockchain platform, Project Nexus, specifically to address the challenges with online gaming • Critical game mechanics such as player identity, digital tickets, and administrating draws are completely run on chain • Technology can be leveraged for lottery, sweepstakes, raffles, instant games, and to enhance API capabilities • Accepting crypto and fiat as payment methods to attract a global player base • WinTogether enables players to donate to qualified causes and get entered into sweepstakes to win luxury prizes and once - in - a - lifetime experiences • Rooted in blockchain with 7% of all donations being distributed to all holders of the ERC20 Token (1) • Anticipate that the platform will continue to grow, being a value driver to Lottery.com as it enables an additional online game in every state and almost every country www.wintogether.org Project Nexus

Recent Highlights & Roadmap to Future Growth

16 RECENT HIGHLIGHTS Completed business combination $ 42.8 million in net proceeds and <1% redemptions Q3 revenues of $32.2 million Up $30.6 million year - over - year; driven by global affiliate marketing program and improved revenue per transaction Entered into affiliate agreement with Coinstar Coinstar to market and promote Lottery.com’s products through their kiosks Q3 gross profit of $20.3 million Up $19.4 million year - over - year; driven by global affiliate marketing program and improved profitability per transaction Strong improvement in user transaction profitability Q3 gross profit per transaction of $1.69, up $0.76 year - over - year; driven by dynamic pricing model and platform improvements

(in millions, except percentages; unaudited) Revenues $ 32.2 $ 1.6 $ 30.6 Gross Profit $ 20.3 $ 0.9 $ 19.4 Gross Margin 63.0% 54.9% 8.1 % Net Income $ 11.2 $ (1.2) $ 12.3 Q3 2021 User Metrics (1) Three Months Ended September 30, 2021 2020 Change Transactions per user 12.4 11.2 1.2 Tickets per transaction 3.8 3.5 0.3 Revenue per transaction $ 9.52 $ 8.20 $ 1.32 Gross profit per transaction $ 1.69 $ 0.93 $ 0.76 Gross margin per transaction 17.8% 11.3% 6.4% (1) Excludes B2B users who made purchases through an affiliate or API partner 17 Q3 FINANCIAL SUMMARY AND OUTLOOK Financial Highlights Q3 2021 Q3 2020 Change User Metrics (1) Q3 2021 Q3 2020 Change Outlook Expect to meet or exceed 2021 revenue guidance of $71 million

18 ROADMAP TO FUTURE GROWTH Enter new markets Includes new U.S and international markets in 2021, as well as New York and New Jersey in 2022 Continue developing Project Nexus, a blockchain based gaming platform Includes launch of Lottery.com’s first proprietary game in 2022 Expand partnerships Add new affiliates and API partners Execute strategic and synergistic M&A Includes products that will drive the Sports.com brand and opportunities to cross - sell Accelerate new targeted marketing campaigns to broaden B2C user base Enabled by new capital from business combination Develop and introduce new products Includes additional state - specific games and digital scratcher games

APPENDIX

COMPARING MARKET OPPORTUNITY SOURCE DATA

- All Market Cap data as of November 10, 2021
- Total Addressable Market Data:
  - Sports Events: Change market cap from $29B to $4B and footnote representative of sale price in November 2019 | https://techcrunch.com/2019/11/25/ebay-to-sell-ticket-marketplace-stubhub-to-viagogo-for-4-05-billion/
  - Digital Music: https://www.statista.com/outlook/dmo/digital-media/digital-music/worldwide
  - Streaming Video: https://www.statista.com/outlook/dmo/digital-media/video-on-demand/video-streaming-svod/worldwide#:~:text=Revenue%20in%20the%20Video%20Streaming,to%20hit%2018.2%25%20by%202025.
  - Global Sports Betting: https://www.globenewswire.com/news-release/2020/08/31/2086041/0/en/Global-Sports-Betting-Market-Worth-85-Billion-in-2019-Industry-Assessment-and-Forecasts-Throughout-2020-2025.html
  - Global Film Industry: https://www.forbes.com/sites/rosaescandon/2020/03/12/the-film-industry-made-a-record-breaking-100-billion-last-year/?sh=50ebb2be34cd
  - Global Video Games: https://www.statista.com/statistics/246888/value-of-the-global-video-game-market/#:~:text=This%20timeline%20presents%20a%20forecast,surpass%20138%20billion%20by%202021
  - Cloud Software (SaaS): https://www.statista.com/statistics/510333/worldwide-public-cloud-software-as-a-service/
  - Global Lottery Market: Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020-2024
  - Global Hotel Industry: https://www.statista.com/statistics/247264/total-revenue-of-the-global-hotel-industry/
  - Market Share by Industry
    - Spotify: https://www.statista.com/statistics/653926/music-streaming-service-subscriber-share/#:~:text=Subscriber%20share%20of%20music%20streaming%20services%20worldwide%202019&text=In%202019%2C%2035%20percent%20of,were%20subscribed%20to%20Apple%20Music.
    - StubHub: https://finance.yahoo.com/news/stubhub-recognized-single-source-ticketing-011011659.html
    - Netflix: https://www.fool.com/investing/2021/01/13/netflix-still-dominates-streaming-but-disney-steal/
    - DraftKings: https://www.legalsportsreport.com/47322/pennsylvania-sports-betting-december-2020-revenue/#:~:text=FanDuel's%20online%20market%20share%20slipped,month%20from%2010.6%25%20in%20November.
    - Warner Bros: https://www.the-numbers.com/market/2020/summary
    - Electronic Arts: https://csimarket.com/stocks/competitionSEG2.php?code=EA
    - SalesForce: https://kinsta.com/blog/cloud-market-share/
    - AirBnB: https://www.statista.com/statistics/796510/airbnb-hotel-demand-share-us-europe/

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